BANKWINDSOR

May 12, 1997


Mr. Rick Kothe
President
Illuminated Media, Inc.
15 S 5th Street, Suite 715
Minneapolis, MN 55402

Dear Rick:

In response to your letter dated May 12, 1997, this letter will confirm that it is Bank Windsor's intention to allow the company to pay the note off on or before June 13, 1997. After this time we will require a formal note extension and a 1% fee will be charged. If you have any questions, please do not hesitate to call.

Sincerely,


/s/ Kevin How
Kevin How
Vice President





740 Marquette Avenue * IDS Center * Minneapolis, Minnesota 55402 * 612/338-2150
                      * FAX 612/338-2350 * FAX 612/338-3950
         231 West Lake Street * Chisholm, Minnesota 55719 * 218/254-3341
                               * FAX 218/254-5467
   313 Main Street * Nerstrand, Minnesota 55053 * 507/789-6761 * 507/334-7368
                               * FAX 507/334-3291
        225 East Main Street * Sleepy Eye, Minnesota 56085 * 507/794-2127
                               * FAX 507/794-3660





      BANKWINDSOR
       IDS Center
   740 Marquette Avenue
Minneapolis, Minnesota 55402
      (612) 338-2150
       "LENDER"



                              COMMERCIAL SECURITY
                                    AGREEMENT


               BORROWER                              OWNER OF COLLATERAL

        SKYWAY ADVERTISING,  INC.                  SKYWAY ADVERTISING, INC.
        ROBERT H BLANK


               ADDRESS                                     ADDRESS

        12 SOUTH 6TH STREET                        12 SOUTH 6TH STREET
        MINNEAPOLIS, MN  55402                     MINNEAPOLIS, MN  55402



    1. SECURITY INTEREST. For good and valuable consideration, Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

    2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees, incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein), liabilities, obligations and covenants (cumulatively "Obligations") to Lender including (without limitation) those arising under or pursuant to:

    a.  this Agreement and the following promissory notes and agreements:


  INTEREST            PRINCIPAL AMOUNT/        FUNDING/         MATURITY         CUSTOMER              LOAN
    RATE                CREDIT LIMIT        AGREEMENT DATE        DATE             NUMBER             NUMBER

  VARIABLE               $100,000.00           05/13/96         05/13/97                             95267502




    b.  all other present or future,  Obligations of Borrower or Owner to Lender
        (whether   incurred  for  the  same  or  different   purposes  than  the
        foregoing);

    c. all renewals, extensions, amendments, modifications, replacements or substitutions to any of the foregoing; and

    d.  applicable law.

    3.   COLLATERAL.    The   Collateral   shall   consist   of   all   of   the
following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wherever located:

   [X] All accounts, contract rights and rights to payment in money or in kind for goods sold or leased or for services rendered, and all guarantees and security therefor; all returned or repossessed goods arising from or relating to any account, contract rig ht, or right to payment; and any rights of Owner as an unpaid seller of goods or services; including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All chattel paper, together with all guarantees and security therefor; including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All documents of title including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

   [X] All equipment, machinery, and vehicles including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

   [X] All general intangibles of any kind or nature including, but not limited to, goodwill, literary rights, copyrights, trademarks and patents; all securities, stocks, bonds, partnership interests, and similar devices; any right to performance or payment, including, without limitation, rights to receive dividends, tax refunds, insurance claims and insurance proceeds, pension payments, and other disbursements; things in action; and rights in intangible property of any kind, specifically including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

   [X] All inventory (goods, merchandise, and other personal property) which are held for sale or lease, or are furnished or to be furnished under any contract of service or are raw materials, wor -in- rocess, supplies, or materials used or consumed in Owner's business, and any right of Owner as an unpaid seller of goods or services, including, but not limited to, the inventory described on Schedule A attached hereto and incorporated herein by this reference;

   [ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

   [ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

   [ ]  Other:



All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);
All accessions, accessories, additions, amendments, attachments. modifications. replacements and substitutions to any of the above;
All  proceeds  and  products  of any of the above;
All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and All books and records pertaining to any of the above.

LP-MN206 ~ FormAtion Technologies, Inc. (4/5/96) (800) 937-3799      Page 1 of 5



    4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is:


    5. RESIDENCY/LEGAL STATUS. [ ] Owner is an individual(s) and a resident of the state of: ______________________________.
[X] Owner is a: Corporation duly organized, validly existing and in good standing under the laws of the state of: MINNESOTA

    6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and covenants to Lender that:

     (a)Owner Is and shall remain the sole owner of the Collateral;
     (b)Neither Owner nor, to the best of Owner's knowledge, has any other party used, generated, released, discharged, stored, or disposed of any hazardous material, toxic substance, or related material on any of the Collateral. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos;
        (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to
        Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;
     (c)Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
     (d)Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution witl,out providing Lender with thirty (30) or more days' prior written notice of such change;
     (e)Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;
     (f)The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;
     (g)Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;
     (h)All of the goods, fixtures, minerals or the (ike, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement;
     (i)Owner shall  provide  Lender with  possession  of all chattel  paper and instruments constituting the Collateral unless otherwise agreed by Lender. Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;
     (j)All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner and not subject to any claim, defense, set-off or counterclaim of any kind;
     (k)Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior consent of Lender, which shall not be unreasonably withheld;
     (l)Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of (aw, contract or other agreement which may now or hereafter be binding on Owner;
     (m)No action or proceeding is pending agaInst Owner which mtght result in any material adverse change in its business operations or financial condition or materially affect the Collateral;
     (n)Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;
     (o)Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution;
     (p)Owner will, upon receipt, deliver to Lender as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations; and
     (q)This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

    7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

    8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement. Owner appoints Lender as its agent and attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Collateral. This power of attorney is coupled with an interest and is irrevocable.

    9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

    10. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

    11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

    12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

LP-MN208 ~ FormAtion TechnoIogies, Inc. (4/5/98) (800) 937-3799      Page 2 of 5



    13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all ~r any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

    14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $ n/a . Insurance coverage obtained by Owner shall be from a licensed insurer subject to Lender's approval. Owner shall assign to Lender all rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancel led in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer.

   15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the C6llaterai including, but not limited to, those arising from Lender's performance of Owner's oDligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, )egal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

   16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay al taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

   17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books ana records shall be genuine, true, accurate and complete in all respects.

    18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:

    (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
    (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender;
    (c) provides or causes any false or misleading signature or representation to be provided to Lender;
    (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;
    (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
    (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;
    (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
    (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or
    (i) causes Lender in good faith to deem itself insecure for any reason.

    19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

    (a) to declare the Obligations immediately due and payable in full;
    (b) to collect the outstanding Obligations with or without resorting to judicial process;
    (c) to retain any instruments or other remittances constituting the Collateral;
    (d) to take possession of any Collateral in any manner permitted by law;
    (e)to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collaterai to secure the payment or performance of the obiigations, or the existence of any waste to the Collateral;
    (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
    (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process;
    (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
    (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rtghts are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the oosting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

   20.APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations.

   21. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest t~ereon at she lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

   22. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

    23. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights wtthout causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

    24. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, iegatees, and devisees.

    25. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

    26. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.


LP-MN206 ~ FormAt ion Technologies, Inc. (4/5/98) (800) 937-3799     Page 3 of 5



    27. APPLICABLE LAW. This Agreement shall be governed by the laws of the state indicated in Lender's address. Owner consents t~ the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining t(? the negotiation, execution, performance or enforcement of any term or condition contained in this Agreement or any related document ana agrees not to commence or seek to remove such legal proceeding in or to a different court.

    28. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agrnement, Owner agrees to pay Lender's attorneys' fees and collection costs.

    29. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as req uested by Lender from time to time. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

    30. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

    31. ADDITIONAL TERMS:





Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

Dated:  MAY 13,  1996






OWNER:   SKYWAY ADVERTISING, INC.          0WNER:


/s/ ROBERT H BLANK                         _________________________________
ROBERT H BLANK
CEO


OWNER:                                     OWNER:

_________________________________          _________________________________




OWNER:                                     OWNER:

_________________________________          _________________________________




OWNER:                                     OWNER:

_________________________________          _________________________________




P-MN208 UC FormAtion Technologies, Inc. (4/5/98) (800) 937-3799      Page 4 of 5



      BANKWINDSOR
       IDS Center
   740 Marquette Avenue
Minneapolis, Minnesota 55402
      (612) 338-2150
         "LENDER"




                                                                  COMMERCIAL/
                                                                 AGRICULTURAL
                                                               REVOLVING OR DRAW
                                                              NOTE-VARIABLE RATE
                                    BORROWER

                            SKYWAY ADVERTISING, INC.
                            ROBERT H BLANK


                                    ADDRESS

                            12  SOUTH 6TH STREET
                            MINNEAPOLIS, MN 55402

                            TELEPHONE NO.            IDENTIFICATION NO.

    OFFICER        INTEREST       PRINCIPAL AMOUNT/        FUNDING/       MATURITY       CUSTOMER       LOAN
    INITIALS        RATE            CREDIT LIMIT       AGREEMENT DATE       DATE          NUMBER       NUMBER

      KRH         VARIABLE           $35,000.00            05/17/96       05/13/97                    95267503


                                PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of THIRTY-FIVE THOUSAND AND NO/ 100 Dollars ($35,000.00) or, if less, the aggregate unpaid principal amount ot all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses, then to accrued interest, and then to principal or in any other order as determined by Lender, in Lender's sole discretion, as permitted bv law.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 3 60 days per year. Interest on this Note shall be calculated at a variable rate equal to TWO AND 500 / 1000 percent (2.500%) per annum over the Index Rate. The initial Index Rateis currently EIGHT AND 250/1000 percent (8.250%) per annum. The initial interest rate on this Note shall be TEN AND 7 50 /1000 percent (10.750%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:THE DATE THE INDEX RATE CHANGES

INDEX RATE: The Index Rate for this Note shall be: FIRST BANK NATIONAL ASSOCIATION REFERENCE RATE

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be TEN AND 750/1000 percent (10.750%) per annum. The maximum interest rate on this Note shall not exceed TWENTY-ONE AND 750/1000 percent (21.750%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

POST-MATURITY RATE:[ ] If checked, this loan is for a binding commitment of at least $100,000.00 and after maturity, due to scheduled maturity or acceleration, past due amounts shall bear interest at the lesser of:
_____________________________________________________,  or the maximum  interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

    INTEREST ONLY PAYMENTS BEGINNING JUNE 13, 1996 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON MAY 13, 1997.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL:   If   checked,   [  ]  this   Note  is  a  renewal   of  loan   number
________________________________________ , and is not in payment of that Note.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise any or all of its rights or remedies as a secured party with respect to such property which rights and remedies shall be in addition to aii other rights and remedies granted to Lender including, without limitation, Lender's common law right of setoff. [X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full. there will be: [ ] No prepayment penalty. [ ] A prepayment penalty of ______________ % of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than __n/a__ days late, Borrower will be charged a late payment charge of __n/a%__ of the unpaid late installment.

REVOLVING OR DRAW FEATURE: [X] This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. [ ] This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a record of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such record shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the record on a periodic basis. Borrower shall be entitled to inspect or obtain a copy of the record during Lender's business hours.

CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies or make draws under this Note (subject to the limitations described above) under the following conditions:

  THIS NOTE EVIDENCES A DISCRETIONARY LINE OF CREDIT; IT SHALL NOT MEAN THAT THE BANK IS OBLIGATED TO MAKE ANY ADVANCES. EACH ADVANCE ON THIS NOTE SHALL BE IN THE SOLE DISCRETION OF THE BANK'S OFFICERS.

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE: MAY 17,  1996

BORROWER: SKYWAY ADVERTISING, INC.     BORROWER: ROBERT H BLANK

/s/ ROBERT H. BLANK                    /s/ ROBERT H. BLANK
ROBERT H BLANK                         ROBERT H BLANK
CEO                                    Individually

BORROWER:                              BORROWER:

__________________________________     __________________________________


BORROWER:                              BORROWER:

__________________________________     __________________________________


BORROWER:                              BORROWER:

__________________________________     __________________________________




LP-MN204 ~ FormAtion Technologies, Inc. (5/27/92)  (800) 937-3799



                             TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor or any other third party: (a) fails to make any payment on this Note or any other indebtedness to Lender when due; (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender; (c) provides or causes any false or misleading signature or representation to be provided to Lender; (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation; (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property or the Collateral; (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law): (a) to cease making additional advances under this Note; (b) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full; (c) to collect the outstanding obligations of Borrower with or without resorting to judicial process; (d) to take possession of any collateral in any manner permitted by law; (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender; (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process; (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and (h) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3. DEMAND FEATURE: If this Note contains a demand feature, Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements and other financial information (including, but not limited to, balance sheets and profit and loss statements) upon request.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY AND INTEREST LIMITATION: If any provision of this Note is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such interest shall be repaid to the Borrower.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees, to the extent permitted by applicable law, and collection costs.

11. RETURNED CHECK: If a check for payment is returned to Lender for any reason, Lender will charge an additional fee of $15.00.

12. MISCELLANEOUS: This Note is being executed for commercial/agricultural purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the judgment rate of interest permitted by law. Ajl references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

13. JURY TRIAL WAIVER: BORROWER HEREBYWAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE. 14. ADDITIONAL TERMS:

    THIS NOTE IS SECURED BY AN EXISTING  SECURITY  AGREEMENT DATED MAY 13, 1996.
    PURPOSE: WORKING CAPITAL


                PRINCIPAL ADVANCES AND PAYMENTS                                   INTEREST PAYMENTS                 RATE CHANGE
-------------------------------------------------------------------   -----------------------------------------     -------------
Made     Date     Amount of    Amount of     Principal  Undisbursed   Received   Date       Interest      Date      Date    Rate
 By               Advance      Payment        Balance   Commitments     By                   Paid       Paid To



LPMNBTC (C) FormAtion Technologies, Inc. (4/22/92) (800) 937-3799







      BANKWINDSOR
       IDS Center
   740 Marquette Avenue
Minneapolis, Minnesota 55402
      (612) 338-2150
         "LENDER"




                                                                  COMMERCIAL/
                                                                 AGRICULTURAL
                                                               REVOLVING OR DRAW
                                                              NOTE-VARIABLE RATE
                                    BORROWER

                            SKYWAY ADVERTISING, INC.
                            ROBERT H BLANK


                                    ADDRESS

                            12  SOUTH 6TH STREET
                            MINNEAPOLIS, MN 55402

                            TELEPHONE NO.            IDENTIFICATION NO.

    OFFICER        INTEREST       PRINCIPAL AMOUNT/        FUNDING/       MATURITY       CUSTOMER       LOAN
    INITIALS        RATE            CREDIT LIMIT       AGREEMENT DATE       DATE          NUMBER       NUMBER

      KRH         VARIABLE          $100,000.00            05/13/96       05/13/97                    95267502


                                PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of ONE HUNDRED THOUSAND AND NO/100 ($100, 000.00) or, tf less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses, then to accrued interest, and then to principal or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: ThIs Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days per year. Interest on this Note shall be calculated at a variable rate equal to TWO AND 500/1000 percent (2.500%) per annum over the Index Rate. The initial Index Rate is currently EIGHT AND 250/1000 percent (8.250%) per annum. The initial interest rate on this Note shall be TEN AND 750/1000 percent (10.750%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:THE DATE THE INDEX RATE CHANGES

INDEX RATE: The Index Rate for this Note shall be: FIRST BANK NATIONAL ASSOCIATION REFERENCE RATE

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be TEN AND 750/1000 percent (10.750%) per annum. The maximum interest rate on this Note shall not exceed TWENTY-ONE AND 750/1000 percent (21.750%) per annum or the maximum Interest rate Lender is permitted to charge by law, whichever is less.

POST-MATURITY RATE: ~ If checked, this loan is for a binding commitment of at least $100,000.00 and after maturity, due to scheduled maturity or acceleration, past due amounts shall bear interest at the lesser of:_________________________ or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

    INTEREST ONLY PAYMENTS BEGINNING JUNE 13, 1996 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND

  PAYABLE ON MAY 13,  1997.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL:   If   checked,   [  ]  this   Note  is  a  renewal   of  loan   number
________________________________________ ,and is not in payment of that Note.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest In, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise any or all of Its rights or remedies as a secured party with respect to such property which rights and remedies shall be in addition to all other rights and remedies granted TO Lender Including, without limitation, Lender's common law right of setoff. [X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: [X] No prepayment penalty. [ ] A prepayment penalty of ______________ % of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than ___n/a___ days late, Borrower will be charged a late payment charge of ___n/a%___ of the unpaid late Installment.

REVOLVING OR DRAW FEATURE: [X] This Note possesses a revolving feature. Upon satisfaction of the condition s set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. [ ] This Note possesses a draw feature. Upon satisfaction of the conditions set forth In this Note, Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a record of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such record shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the record on a periodic basis. Borrower shall be entitled to inspect or obtain a copy of the record during Lender's business hours.

CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies or make draws under this Note (subject to the limitations described above) under the following conditions:

  THIS NOTE EVIDENCES A DISCRETIONARY LINE OF CREDIT; IT SHALL NOT MEAN THAT THE BANK IS OBLIGATED TO MAKE ANY ADVANCES. EACH ADVANCE ON THIS NOTE SHALL BE IN THE SOLE DISCRETION OF THE BANK'S OFFICERS.

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE:  MAY 13,  1996

BORROWER: SKYWAY ADVERTISING, INC.     BORROWER: ROBERT H BLANK

/s/ ROBERT H. BLANK                    /s/ ROBERT H. BLANK
ROBERT H BLANK                         ROBERT H BLANK
CEO                                    Individually

BORROWER:                              BORROWER:

__________________________________     __________________________________


BORROWER:                              BORROWER:

__________________________________     __________________________________


BORROWER:                              BORROWER:

__________________________________     __________________________________


LP-MN204 ~ FormAtion Technologies. Inc. (5/27/92)  (800) 937-3799




                             TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor or any other third party: (a) fails to make any payment on this Note or any other indebtedness to Lender when due; (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender; (c) provides or causes any false or misleading signature or representation to be provided to Lender; (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation; (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property or the Collateral; (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law): (a) to cease making additional advances under this Note; (b) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full; (c) to collect the outstanding obligations of Borrower with or without resorting to judicial process; (d) to take possession of any collateral in any manner permitted by law; (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender; (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process; (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and (h) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3. DEMAND FEATURE: If this Note contains a demand feature, Lender's right to demand payment, at any time, and from time to time, shall be in Lender's soje and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements and other financial information (including, but not limited to, balance sheets and profit and loss statements) upon request.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY AND INTEREST LIMITATION: If any provision of this Note is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such interest shall be repaid to the Borrower.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees, to the extent permitted by applicable law, and collection costs.

11. RETURNED CHECK: If a check for payment is returned to Lender for any reason, Lender will charge an additional fee of $15.00.

12. MISCELLANEOUS: This Note is being executed for commercial/agricultural purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the judgment rate of interest permitted by law. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

13. JURY TRIAL WAIVER: BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE. 14. ADDITIONAL TERMS:

      PURPOSE:   WORKING CAPITAL



                PRINCIPAL ADVANCES AND PAYMENTS                                   INTEREST PAYMENTS                 RATE CHANGE
-------------------------------------------------------------------   -----------------------------------------     -------------
Made     Date     Amount of    Amount of     Principal  Undisbursed   Received   Date       Interest      Date      Date    Rate
 By               Advance      Payment        Balance   Commitments     By                   Paid       Paid To



LPMNBTC(c) FormAtion Technologies, Inc. (4/22/92) (800) 937-3799